Subsequent Events Series C Preferred Shares (Details)	6 Months Ended
Jun. 30, 2013
Subsequent Event [Abstract]
Information on Series C Preferred Shares dividends

Dividends: Holders of the Series C Preferred Shares are entitled to receive cumulative dividends from the date of issuance. Dividends on Series C Preferred Shares shall accrue and be cumulative, on a 30/360 day count basis, at a rate of 9.00% per annum per $25.00 liquidation preference per Series C Preferred Share, subject to adjustment under certain circumstances as described in the Statement of Designation of the Rights, Preferences and Privileges of the Series C Preferred Shares, and are payable quarterly on January 1, April 1, July 1 and October 1 of each year, commencing October 1, 2013, when, as and if declared by the Company’s board of directors.

Information on Series C Preferred Shares redemption

Redemption: The Series C Preferred Shares are not subject to mandatory redemption. At any time on or after July 29, 2016 and prior to July 29, 2018, the Company, at its option, may redeem, in whole or in part, the Series C Preferred Shares at a redemption price equal to 101% of the liquidation preference of $25.00 per share and at any time thereafter at a redemption price equal to the liquidation preference of $25.00 per share, in each case plus an amount equal to all accumulated and unpaid dividends.